SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2011

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street, St. Louis, MO		63103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

At the annual meeting of shareholders of Sigma-Aldrich Corporation (“the Company”) held on May 3, 2011 (the “2011 Annual Meeting”), the shareholders approved two amendments to the Company’s Certificate of Incorporation (the “Amendments”). The text of the Amendments and the description of such Amendments on pages 58-59 under the caption “Amendments to Article Eleventh and Article Twelfth of the Certificate of Incorporation, as Amended” in the Proxy Statement of Sigma-Aldrich Corporation dated March 14, 2011 (the “Proxy Statement”), are filed as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated by reference herein. A copy of the Company’s Certificate of Incorporation and all amendments is filed as Exhibit 3(a) hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders

As indicated above, on May 3, 2011, the Company held the Annual Meeting. Of the 121,801,532 shares outstanding and entitled to vote, 107,541,310 shares were represented at the meetings, or an 88.29% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Item No. 1:

All of the board’s nominees for director were elected to serve until the Company’s 2012 Annual Meeting or until their respective successors are elected and qualified by the shareholders, by the votes set forth in the table below:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Rebecca M. Bergman	97,804,903	292,547	63,108	9,380,752

George M. Church	97,981,073	116,527	62,958	9,380,752

David R. Harvey	97,804,742	293,011	62,805	9,380,752

W. Lee McCollum	97,762,919	333,338	64,301	9,380,752

Avi M. Nash	97,741,551	354,334	64,673	9,380,752

Steven M. Paul	97,844,575	259,076	56,907	9,380,752

J. Pedro Reinhard	97,030,376	1,065,533	64,649	9,380,752

Rakesh Sachdev	97,876,118	225,144	59,296	9,380,752

D. Dean Spatz	97,219,860	875,150	65,548	9,380,752

Barrett A. Toan	97,807,314	285,647	67,597	9,380,752

Item No. 2:

The material terms of the performance criteria for the Company’s performance-based awards under the Amended and Restated 2003 Long-Term Incentive Plan were approved by the shareholders, by the votes set forth in the table below

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

82,902,911	15,116,004	141,643	9,380,752

Item No. 3:

The appointment of KPMG LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2011 was ratified by the shareholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

102,841,203	4,606,171	93,936	9,380,752

Item No. 4:

The amendment to Article Eleventh of the Certificate of Incorporation, as amended, as described in the Proxy Statement was approved by the shareholders by the vote set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

96,488,334	1,411,401	260,823	9,380,752

Item No. 5:

The amendment to Article Twelfth of the Certificate of Incorporation, as amended, as described in the Proxy Statement was approved by the shareholders by the vote set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

96,168,504	1,726,732	265,322	9,380,752

Item No. 6:

The approval on a non-binding advisory basis, of the Company’s named executive officer compensation, as disclosed in the Proxy Statement by the vote set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

96,160,231	1,572,793	427,534	9,380,752

Item No. 7:

The determination of the frequency of future advisory votes on executive compensation (every one, two or three years) received the non-binding advisory votes set forth in the table below:

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES

49,129,472	882,974	47,969,630	178,482	9,380,752

The Board of Directors will take into account these results in determining the frequency it shall call for an advisory vote on executive compensation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2011

SIGMA-ALDRICH CORPORATION

By:	/s/ George L. Miller
George L. Miller
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.a	Certificate of Incorporation and Amendments.

99.1	Complete text of the proposed amendments to Article Eleventh of the Certificate of Incorporation, incorporated by reference to Sigma-Aldrich 2011 Proxy Statement dated March 14, 2011, Appendix B.

99.2	Complete text of the proposed amendments to Article Twelfth of the Certificate of Incorporation, incorporated by reference to Sigma-Aldrich 2011 Proxy Statement dated March 14, 2011, Appendix C.

99.3	Description of the Amendments to Certificate of Incorporation, incorporated by reference to pages 58-59 of the Proxy Statement of Sigma-Aldrich Corporation dated March 14, 2011.